Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

9. Commitments and Contingencies

Product Warranties

Changes in our warranty obligations were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	(in thousands)
Beginning of the period	$5,005	$2,776	$3,991	$2,581
Balance assumed from business combinations	—	223	—	223
Warranty provision related to products shipped	1,518	1,395	4,928	4,231
Deductions for warranty claims processed	(1,400)	(1,338)	(3,796)	(3,979)

End of period	$5,123	$3,056	$5,123	$3,056

Unconditional Purchase Obligations

Our total non-cancelable purchase commitments outstanding was $103.1 million and $44.1 million as of September 30, 2020 and December 31, 2019, respectively.

Letters of Credit

The letters of credit outstanding, in aggregate, was $2.0 million and $1.5 million as of September 30, 2020 and December 31, 2019, respectively. No amounts have been drawn upon the letters of credit for all periods presented.

Indemnification

In the ordinary course of business, we may provide indemnifications of varying scope and terms with respect to certain transactions. We have entered into indemnification agreements with directors and certain officers and employees that will require Corsair, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors, officers or employees. No demands have been made upon Corsair to provide indemnification under such agreements, and thus, there are no claims that we are aware of that could have a material effect on our condensed combined consolidated balance sheets, statements of operations, or statements of cash flows. We currently have directors’ and officers’ insurance.

9. Commitments and Contingencies

Operating Leases

The Company has entered into operating leases for certain office, corporate housing and warehouse spaces, some of which contain renewal options. Rent expense is recognized on a straight-line basis over the terms of the Company’s leases. Estimated future lease payments under all noncancelable operating leases with terms in excess of one year as of December 31, 2019 are as follows:

Amounts
(In thousands)

2020	$7,525
2021	5,786
2022	2,701
2023	1,584
2024	1,025
Thereafter	—

Total	$18,621

Rent expense was $6.2 million and $7.3 million for the years ended December 31, 2018 and 2019, respectively.

Purchase Obligations

As of December 31, 2019, the Company had outstanding non-cancellable long-term purchase commitments of $1.9 million.

Letters of Credit

As of December 31, 2018 and 2019, the Company issued two letters of credit totaling $1.0 million and $1.5 million, respectively, to two suppliers in exchange for increased credit limits. No amounts have been drawn upon the letters of credit.

Indemnification

In the ordinary course of business, the Company may provide indemnifications of varying scope and terms with respect to certain transactions. The Company has entered into indemnification agreements with directors and certain officers and employees that will require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors, officers or employees. No demands have been made upon the Company to provide indemnification under such agreements, and thus, there are no claims that the Company is aware of that could have a material effect on the Company’s combined consolidated balance sheets, statements of operations, or statements of cash flows. The Company currently has directors’ and officers’ insurance.